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                                  EXHIBIT 99.1


webMethods CONTACTS:                          i2 CONTACTS:
Ivy Eckerman                                  Beth Elkin
webMethods, Inc.                              i2 Technologies, Inc.
703-460-2500                                  469-357-4225
ieckerman@webMethods.com                      beth_elkin@i2.com

Ross Levanto or Jason Morris                  Tracee Larson
Schwartz Communications, Inc.                 Edelman Public Relations
781-684-0770                                  214-443-7579
webMethods@schwartz-pr.com                    tracee.larson@edelman.com



     i2 SELECTS webMethods AS PREFERRED TRADEMATRIX NETWORK SERVICES PARTNER
             AND INTEGRATION PLATFORM FOR i2 TRADEMATRIX SOLUTIONS


DALLAS AND FAIRFAX, VA. - MARCH 12, 2001 - i2 Technologies, Inc. (Nasdaq: ITWO) and webMethods, Inc. (Nasdaq: WEBM), the leading provider of integration software solutions, today announced a partnership, broadening an earlier agreement to co-market i2 TradeMatrix Network Services(TM) and i2 TradeMatrix Solutions(TM) integrated with webMethods integration solutions. In the expanded partnership, i2 will use webMethods' integration platform as a core offering within the i2 TradeMatrix Network and Solutions. As part of this multi-year agreement, webMethods' integration software products will serve as a common integration platform for i2 TradeMatrix applications. The companies have also agreed to a reseller agreement where webMethods will be i2's preferred vendor for integration of i2 TradeMatrix Solutions with enterprise and legacy applications. In addition, webMethods will promote and market i2 TradeMatrix Network Services through webMethods' B2B.com.

The powerful combination of webMethods' integration capabilities and i2's TradeMatrix Network Services and Solutions is designed to help companies quickly connect with trading partners in both public and private marketplaces - expanding their reach to new buyers and sellers and creating new revenue opportunities. The relative ease and reduced development effort required to make use of the best in B2B technologies should allow enterprises to accelerate their adoption of collaborative e-business and reduce overall time-to-market. Companies will also benefit by being able to share data and communicate with trading partners' existing ERP and legacy systems and business processes.

"i2 has a reputation for setting the standard for collaborative commerce," said Phillip Merrick, chairman and CEO of webMethods, Inc. "Today's announcement takes this leadership a step farther by acknowledging the critical role integration plays in making true collaborative commerce a reality. The webMethods integration platform is already in place at more than 500 industry leading companies and this partnership takes webMethods one step closer to becoming the ubiquitous platform for integration."

"webMethods provides rapid integration capabilities, enabling our customers to quickly connect and collaborate with trading partners in both public and private marketplaces," said Greg Brady, president, i2. "The combination of our industry-leading technologies will provide a complete solution that offers a consistent platform across enterprises, networks, and marketplaces that no other marketplace platform can provide. The i2 platform provides distributed transaction management and decision support, multi-company and marketplace collaboration, and the ability to dynamically deploy i2 solutions through the TradeMatrix Network."










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To support this new relationship, both companies will dedicate resources to create a specific unit focused on product development. i2 is currently delivering solutions leveraging webMethods' integration capabilities and plans to have solutions incorporating webMethods' integration platform by third quarter of 2001. Joint sales and marketing plans are also being developed by both companies.

i2 will use webMethods' common integration platform to provide an open, standards-based infrastructure for its TradeMatrix Solutions. i2 will continue to support TradeMatrix API and provide additional support for cXML, OAG, RosettaNet, EDI, xCBL, and other established and emerging Internet collaboration standards.

Currently webMethods and i2 share numerous customers including global industry leaders such as 3M, Alcatel, Allied Van Lines, COMDISCO, Corporate Express, e2open, Exostar, Kmart, Lucent, Medtronic, Samsung, Sun Microsystems, UMC and Usinor. This partnership will provide these customers and new i2/webMethods customers with an unmatched solution to address their integration requirements.

In connection with the agreement, webMethods issued a warrant to i2 Technologies, Inc. under which i2 has the right to purchase up to 750,000 shares of webMethods common stock.

ABOUT i2
i2 is creating real value for its global e-business customers through its i2 TradeMatrix solutions, content and marketplace platform. i2 TradeMatrix allows businesses to create both private and public marketplaces, while improving the efficiencies of all participants. i2 provides a wide variety of collaborative e-business services for both the early stages and next generation of e-business adoption, with each service supported by decision optimization, transaction management and content management solutions. Founded in 1988, i2's mission is to deliver $75 billion in value to its customers by 2005. i2 is headquartered in Dallas, Texas, has more than 5,900 employees and maintains offices worldwide. Visit i2's Web site at http://www.i2.com.

ABOUT webMethods, INC.
webMethods, Inc. (Nasdaq:WEBM) is the leading provider of integration software solutions for Global 2000 corporations, major B2B exchanges and leading software application vendors. The webMethods integration platform allows customers to achieve quantifiable R.O.I. by linking business processes, enterprise and legacy applications, databases and workflows both within and across enterprises. By deploying the webMethods integration platform, customers reduce costs, create new revenue opportunities, strengthen relationships with customers, substantially increase supply chain efficiencies and streamline internal business processes.

Founded in 1996, webMethods is headquartered in Fairfax, Va., with offices throughout the U.S., Europe and Asia Pacific. webMethods has more than 550 customers worldwide--from Global 2000 leaders such as Citibank, Dell, Eastman Chemical, The Ford Motor Company, Grainger, Motorola and Starbucks to major industry-backed exchanges like ForestExpress, eHITEX/Converge and PetroCosm. webMethods' strategic partners include Ariba, Broadvision, Commerce One, Deloitte Consulting, EDS, i2 Technologies, J.D. Edwards, KPMG Consulting, Microsoft, Oracle Corp., SAP AG and Siebel Systems. More information about the company can be found at www.webMethods.com.

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i2 CAUTIONARY LANGUAGE
This press release may contain forward-looking statements that involve risks and uncertainties, forward-looking comments including, but not limited to, the completion of this acquisition, financial or operating targets, and the integration of our products. i2 gives no assurances regarding the















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achievement of these statements. These forward-looking statements are management's current estimates or beliefs, and the actual outcomes could be significantly different, due to risk factors such as changing market conditions, changing technologies, competition, and our own ability to execute, to list just a few. For a more complete discussion of the risk factors which could impact our results, please refer to our latest filings with the SEC, including Form 10-Q and amendments filed on November 13, 2000. You can find these either on our Web site at www.i2.com/investors, or directly on the SEC's EDGAR site. i2 assumes no obligation to update the forward-looking information contained in this news release.

i2 is a registered trademark of i2 Technologies, Inc. i2 TradeMatrix, TradeMatrix, i2 TradeMatrix Solutions, i2 TradeMatrix Platform, i2 TradeMatrix Services and the i2 logo design are trademarks of i2 Technologies, Inc.

webMethods CAUTIONARY LANGUAGE
This press release contains various remarks about the future expectations, plans and prospects of webMethods that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. The actual results of webMethods may differ materially from those indicated by these forward-looking statements as a result of various important factors, including those discussed in the Risk Factors section of webMethods' recent Form 10-Q for the quarter ended December 31, 2000, as amended, which is on file with the Securities and Exchange Commission.